T. Rowe Price Institutional International Disciplined Equity Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

On February 5, 2024, the Board of Directors (“Board”) of the T. Rowe Price Institutional International Disciplined Equity Fund (“Fund”) approved a plan of reorganization pursuant to which the Fund will transfer substantially all of its assets and liabilities to the T. Rowe Price International Disciplined Equity Fund (“Acquiring Fund”) in exchange for I Class shares of equal value of the Acquiring Fund on or about September 13, 2024 (“Reorganization”). Following the transfer, the I Class shares received in the exchange will be distributed to the Fund’s shareholders in complete liquidation of the Fund. The Reorganization does not require approval by the Fund’s shareholders.

The Fund and the Acquiring Fund have identical investment objectives and investment programs, and their performance history is relatively similar, with slight differences due to the Funds’ differing inception dates, fee structures, and cash balances to manage redemptions. Fund shareholders are not expected to pay more as a result of the Reorganization, and the net expense ratio of the Acquiring Fund’s I Class is expected to be lower than that of the Institutional Fund at the time of the Reorganization (including the effects of any expense limitation agreements that are currently in place). The Reorganization is expected to reduce inefficiencies and allow for potentially greater economies of scale. Accordingly, the Boards of the Fund and Acquiring Fund have determined that participation in the transaction (i) is in the best interest of shareholders; and (ii) will not result in dilution of the interests of existing shareholders.

The Reorganization is not expected to be a taxable event but redeeming or exchanging shares of the Fund prior to the Reorganization may be a taxable event depending on your individual tax situation. Detailed information about the Reorganization will be provided to shareholders in an information statement that is expected to be mailed in August.

NO SHAREHOLDER ACTION IS REQUIRED IN CONNECTION WITH THE REORGANIZATION.

In anticipation of the Reorganization, the Fund will close to new accounts and will no longer accept purchases of additional shares from existing shareholders at the close of business on September 10, 2024.

Accordingly, on page 6 of the Fund’s summary prospectus and prospectus, the following is added under “Purchase and Sale of Fund Shares”:

Effective at the close of the New York Stock Exchange on September 10, 2024, the fund will no longer be available for purchase, subject to certain exceptions.

In addition, Section 2 of the Fund’s prospectus is supplemented with the following:

Subject to certain exceptions, the fund will no longer accept new accounts or purchases of additional shares from existing shareholders (other than shares purchased through the reinvestment of dividends) after the close of the New York Stock Exchange (normally 4 p.m. ET) on September 10, 2024. Shareholders may still redeem shares at any time up until the reorganization is completed on or around

September 13, 2024. The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is May 9, 2024.

E177-041 5/9/24